THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of July 30, 2013 is by and among the Borrowers identified on the signature pages hereto (the “Borrowers”), the Guarantor identified on the signature pages hereto (the “Guarantor”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, credit facilities have been extended to the Borrowers pursuant to the Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of July 29, 2005 among the Borrowers, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Guarantor guaranteed the obligations of the Borrowers under the Credit Agreement pursuant to the Amended and Restated Guaranty dated as of August 31, 2005 between the Guarantor and the Administrative Agent; and

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement and all the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.            Amendment. In the definition of “Maturity Date” in Section 1.1 of the Credit Agreement the reference to “July 31, 2013” is amended to read “September 30, 2013”.

Notwithstanding the foregoing, the Borrowers may terminate the Credit Agreement at any time prior to the Maturity Date upon notice to the Administrative Agent, and the Borrowers shall not be liable for any termination or cancellation fee or penalty or any other form of premium or penalty in connection with such early termination (other than any amounts required under Section 3.5 of the Credit Agreement in connection with the prepayment of Eurodollar Rate Committed Loans).  In addition, upon such termination (and concurrent repayment of all amounts owing under the Loan Documents) Borrowers shall not be obligated to pay any fees for any days ending after the date of such termination.

3.            Conditions Precedent. This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Loan Parties and all the Lenders.

4.            Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

5.            Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6.            No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7.            Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

8.            Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Maryland.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	MICROS SYSTEMS, INC., a Maryland corporation

By:
Name:
Title:

DV TECHNOLOGY HOLDINGS CORPORATION, a Delaware corporation
DATAVANTAGE CORPORATION, an Ohio corporation
MICROS-FIDELIO WORLDWIDE, INC., a Nevada corporation
JTECH COMMUNICATIONS, INC., a Delaware corporation
FRY, INC., a Michigan corporation
TIG GLOBAL, LLC, a Delaware limited liability company

By:
Name:
Title:

GUARANTOR:	MICROS-FIDELIO (IRELAND) LTD,
a corporation organized under the laws of Ireland

By:
Name:
Title:

[Signature Pages Follow]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title: